Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Addendum to Private Label Distribution Agreement Between Applied Home Health Equipment and Inogen

This addendum to the private label agreement, entered into on November 12, 2014, documents changes in the warranty coverage for the OxyGo devices.

Inogen extends the warranty on the OxyGo devices to [***] on the concentrator only for the following customers, effective on the following dates:

Customer	Effective Date	Products Covered
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The [***] warranty covers the concentrator only.   All accessories, including sieve beds, batteries, power supplies and carry bags remain at [***].

Agreed and acknowledged:

For Applied Home Healthcare:	For Inogen:

/s/ David Marquard	/s/ Bob Fary
David Marquard, CEO	Bob Fary, VP of Strategic Alliances

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.